Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES FOURTH QUARTER 2008 RESULTS

Westlake Village, CA – February 12, 2009 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the fourth quarter and fiscal year ended December 31, 2008. Revenue and adjusted-EBITDA1 were above their respective previously-issued guidance ranges.

“While macroeconomic headwinds clearly impacted the quarter, ValueClick’s focus on execution allowed us to exceed our revenue and adjusted-EBTIDA guidance for the quarter, and expand adjusted-EBITDA margin year-over-year,” said Tom Vadnais, chief executive officer of ValueClick. “In the fourth quarter, we generated $30 million in free cash flow, bringing the full year total free cash flow generation to over $120 million. Our performance-based offerings, strong balance sheet and relentless focus on driving margins make us a formidable competitor in this challenged environment.”

Fourth Quarter 2008 Financial Results
Revenue for the fourth quarter of 2008 was $150.1 million, higher than the previously-issued guidance range of $140 to $145 million due primarily to the performance of the Company’s comparison shopping, affiliate marketing and display advertising businesses. Fourth quarter 2007 revenue was $175.7 million.

Adjusted-EBITDA for the fourth quarter of 2008 was $38.2 million, higher than the guidance range of $33 to $36 million, compared to $44.3 million for the fourth quarter of 2007. Fourth quarter 2008 adjusted-EBITDA margin was 25.4 percent, compared to 25.2 percent in the prior year period.

GAAP net loss from continuing operations for the fourth quarter of 2008, which includes a preliminary, pre-tax $327 million non-cash goodwill impairment charge, was $261.2 million, or $3.01 per diluted common share, compared to income from continuing operations of $17.6 million, or $0.18 per diluted common share, for the fourth quarter of 2007. Excluding the impact of this charge, net income from continuing operations would have been $14.1 million, or $0.16 per diluted common share, at the high end of the guidance range of $0.15 to $0.16.

Non-GAAP net income, which excludes discontinued operations, stock-based compensation, amortization of intangible assets, and goodwill impairment charges was $19.9 million, or $0.23 per diluted common share, compared to $25.8 million, or $0.26 per diluted common share, for the fourth quarter of 2007. A table reconciling GAAP net income (loss) from continuing operations to non-GAAP diluted net income per common share is included in this press release. The Company plans to provide non-GAAP diluted net income per common share metrics in future quarterly financial results press releases.

In the quarter, the Company generated approximately $30 million in free cash flow, defined as net cash from operations less capital expenditures. In fiscal year 2008, the Company generated approximately $120 million in free cash flow.

The consolidated balance sheet as of December 31, 2008 includes $150.4 million in cash, cash equivalents and marketable securities and no long-term debt.

Divestiture of Non-Core Businesses, Discontinued Operations
On October 20, 2008, the Company announced the divestiture of two businesses: the AdVault advertising agency management software suite; and the inkjet e-commerce business. AdVault was included in the Company’s Technology business segment, while the e-commerce business was included in the Media business segment.

In accordance with GAAP, the Company has presented these divested businesses as discontinued operations and restated its historical statements of operations and segment operating results to reflect this change. A PDF file containing restated historical consolidated statements of operations and segment operating results information reflecting this change is available for download on the Investor Relations page of www.valueclick.com. The Company’s previously-issued revenue and adjusted-EBITDA guidance for fiscal year 2008 did not reflect this change in presentation.

Impairment of Goodwill
Fourth quarter 2008 financial statements include the impact of an estimated $327 million pre-tax, non-cash goodwill impairment charge, based on the preliminary results of the Company’s annual goodwill impairment test.

The Company is in the process of completing its goodwill impairment test and this preliminary impairment charge estimate, and the related tax impact, may change. Accordingly, fourth quarter 2008 and full year 2008 GAAP operating results included in this press release are preliminary and subject to change. Final GAAP operating results will be included in the Company’s annual report on Form 10-K, which will be filed with the Securities and Exchange Commission no later than Monday, March 2.

Stock Repurchase Program Update
During the quarter, the Company invested $1.1 million to repurchase approximately 190,000 shares of its common stock through its Stock Repurchase Program. As of February 12, the Company has approximately $105 million remaining on its repurchase authorization.

Line of Credit Agreement
On November 14, 2008, ValueClick entered into a three year credit agreement that provides the Company with a senior secured revolving credit facility of up to $100 million. For more information on the Company’s credit agreement, please see the Form 8-K the Company filed with the Securities and Exchange Commission on November 18, 2008. As of February 12, no amounts are outstanding and the entire credit facility is available for drawdown.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and goodwill impairment charges. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

Today, ValueClick is announcing guidance for the first quarter of 2009:

Guidance
Revenue	$126-$132 million
Adjusted-EBITDA	$29-$31 million
GAAP diluted net income per common share	$0.11-$0.12
Non-GAAP diluted net income per common share	$0.17-$0.18

Starting with first quarter 2009, ValueClick is providing a non-GAAP diluted net income per common share metric as part of its guidance. First quarter 2009 non-GAAP and GAAP diluted net income per common share guidance assume a 42 percent effective tax rate.

Conference Call Today at 4:30 p.m. ET
Tom Vadnais, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the fourth quarter during a conference call and webcast on February 12 at 4:30PM ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through February 19 at (888) 203-1112 and (719) 457-0820 (pass code: 5647052). An archive of the Webcast will also be available through February 19.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate and search marketing, display advertising, lead generation, ad serving and related technologies, and comparison shopping. ValueClick brands include Commission Junction, ValueClick Media, Mediaplex, Smarter.com, CouponMountain.com, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company’s performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 29, 2008; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K. ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended December 31,
	(Unaudited)
	2008	2007

Revenue	$150,091	$175,721
Cost of revenue	52,377	53,759

Gross profit	97,714	121,962
Operating expenses:
Sales and marketing (Note 1)	37,051	51,805
General and administrative (Note 1)	19,057	24,402
Technology (Note 1)	8,421	9,142
Amortization of intangible assets acquired in business combinations	6,498	7,879
Impairment of goodwill	327,000	—

Total operating expenses	398,027	93,228

Income (loss) from operations	(300,313)	28,734
Interest income and other, net	(1,913)	2,789

Income (loss) before income taxes	(302,226)	31,523
Income tax expense (benefit)	(41,033)	13,964

Net income (loss) from continuing operations	(261,193)	17,559
Loss from discontinued operations, net of tax impact	(82)	(40)
Gain on disposal, net of tax impact	4,984	—

Net income (loss)	$(256,291)	$17,519

Basic net income (loss) from continuing operations per common share	$(3.01)	$0.18

Diluted net income (loss) from continuing operations per common share	$(3.01)	$0.18

Basic net income (loss) per common share	$(2.95)	$0.18

Diluted net income (loss) per common share	$(2.95)	$0.18

Weighted-average shares used to compute basic net income (loss) per common share	86,736	98,177

Weighted-average shares used to compute diluted net income (loss) per common share	86,736	99,245

Note 1 – Includes stock-based compensation as follows:

	Three-month Period
	Ended December 31,
	(Unaudited)
	2008	2007
Sales and marketing	$612	$1,516
General and administrative	1,561	3,080
Technology	424	663

Total stock-based compensation	$2,597	$5,259

VALUECLICK, INC.
PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended
	December 31,
	(Unaudited)
	(Note 1)
	2008	2007

Revenue	$625,806	$616,508
Cost of revenue	204,052	188,686

Gross profit	421,754	427,822
Operating expenses:
Sales and marketing (Note 2)	181,128	183,313
General and administrative (Note 2)	98,098	75,555
Technology (Note 2)	39,278	34,439
Amortization of intangible assets acquired in business combinations	28,882	24,745
Impairment of goodwill	327,000	—

Total operating expenses	674,386	318,052

Income (loss) from operations	(252,632)	109,770
Interest income and other, net	2,173	12,026

Income (loss) before income taxes	(250,459)	121,796
Income tax expense (benefit)	(27,447)	51,448

Net income (loss) from continuing operations	(223,012)	70,348
Income (loss) from discontinued operations, net of tax impact	(608)	264
Gain on disposal, net of tax impact	4,984	—

Net income (loss)	(218,636)	$70,612

Basic net income (loss) from continuing operations per common share	$(2.42)	$0.71

Diluted net income (loss) from continuing operations per common share	$(2.42)	$0.70

Basic net income (loss) per common share	$(2.37)	$0.71

Diluted net income (loss) per common share	$(2.37)	$0.70

Weighted-average shares used to compute basic net income (loss) per common share	92,325	99,224

Weighted-average shares used to compute diluted net income (loss) per common share	92,325	100,518

Note 1 – The condensed consolidated statements of operations include the results of MeziMedia from the acquisition consummation date (July 30, 2007). Had this transaction been completed as of January 1, 2007, on an unaudited pro forma basis, revenue would have been $661.3 million, and net income would have been $73.8 million, or $0.73 per diluted common share, for the year ended December 31, 2007. These unaudited pro forma results are for information purposes only, are not necessarily indicative of what the actual results would have been had this transaction occurred on January 1, 2007, and are not necessarily indicative of future results.

Note 2 – Includes stock-based compensation as follows:

	Year Ended
	December 31,
	(Unaudited)
	2008	2007
Sales and marketing	$16,196	$4,964
General and administrative	31,154	10,930
Technology	5,133	2,397

Total stock-based compensation	$52,483	$18,291

VALUECLICK, INC.
RECONCILIATION OF NET INCOME (LOSS) FROM CONTINUING
OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	(Unaudited)
	2008	2007
Net income (loss) from continuing operations	$(261,193)	$17,559
Interest income and other, net	1,913	(2,789)
Provision (benefit) for income taxes	(41,033)	13,964
Amortization of intangible assets acquired in business combinations	6,498	7,879
Depreciation and leasehold amortization	2,371	2,424
Stock-based compensation	2,597	5,259
Impairment of goodwill	327,000	—

Adjusted-EBITDA	$38,153	$44,296

	Year Ended
	December 31,
	(Unaudited)
	2008	2007
Net income (loss) from continuing operations	$(223,012)	$70,348
Interest income and other, net	(2,173)	(12,026)
Provision (benefit) for income taxes	(27,447)	51,448
Amortization of intangible assets acquired in business combinations	28,882	24,745
Depreciation and leasehold amortization	9,629	9,369
Stock-based compensation	52,483	18,291
Impairment of goodwill	327,000	-

Adjusted-EBITDA	$165,362	$162,175

Note 1 – “Adjusted-EBITDA” (GAAP net income (loss) from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and goodwill impairment charges) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) FROM CONTINUING OPERATIONS TO NON-GAAP DILUTED NET INCOME
PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	2008	2007
GAAP Net income (loss) from continuing operations	$(261,193)	$17,559
Stock-based compensation	2,597	5,259
Impairment of goodwill	327,000	—
Amortization of intangible assets acquired in business combinations	6,498	7,879
Tax impact of above items	(55,051)	(4,901)

Non-GAAP net income	$19,851	$25,796

Non-GAAP diluted net income per common share	$0.23	$0.26
Weighted-average shares used to compute non-GAAP diluted net income per common share	86,923	99,245

	Year Ended
	December 31,
	2008	2007
GAAP Net income (loss) from continuing operations	$(223,012)	$70,348
Stock-based compensation	52,483	18,291
Impairment of goodwill	327,000	—
Amortization of intangible assets acquired in business combinations	28,882	24,745
Tax impact of above items	(82,998)	(16,646)

Non-GAAP net income	$102,355	$96,738

Non-GAAP diluted net income per common share	$1.10	$0.96
Weighted-average shares used to compute non-GAAP diluted net income per common share	92,868	100,518

Note 1 – “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation, goodwill impairment charges, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company’s performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company’s business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)
(Note 1)

	Three-month Period		Year Ended
	Ended December 31,		December 31,
	(Unaudited)		(Unaudited)
	2008	2007	2008	2007

Media:
Revenue	$73,943	$86,808	$301,256	$366,312
Cost of revenue	35,477	37,411	136,220	140,625

Gross profit	38,466	49,397	165,036	225,687
Operating expenses	19,719	29,224	91,854	138,838

Segment income from operations	$18,747	$20,173	$73,182	$86,849

Comparison Shopping and Search:
Revenue	$38,054	$50,401	$177,145	$112,706
Cost of revenue	10,879	12,702	46,950	33,695

Gross profit	27,175	37,699	130,195	79,011
Operating expenses	19,274	26,741	89,263	56,504

Segment income from operations	$7,901	$10,958	$40,932	$22,507

Affiliate Marketing:
Revenue	$31,630	$32,913	$121,972	$115,977
Cost of revenue	5,567	3,677	19,374	12,978

Gross profit	26,063	29,236	102,598	102,999
Operating expenses	9,992	10,647	43,143	39,798

Segment income from operations	$16,071	$18,589	$59,455	$63,201

Technology:
Revenue	$7,341	$6,619	$28,670	$23,741
Cost of revenue	1,130	978	4,147	3,880

Gross profit	6,211	5,641	24,523	19,861
Operating expenses	2,702	2,624	10,923	9,324

Segment income from operations	$3,509	$3,017	$13,600	$10,537

Total segment income from operations	$46,228	$52,737	$187,169	$183,094
Corporate expenses	(10,446)	(10,865)	(31,436)	(30,288)
Stock-based compensation	(2,597)	(5,259)	(52,483)	(18,291)
Amortization of intangible assets	(6,498)	(7,879)	(28,882)	(24,745)
Impairment of goodwill	(327,000)	—	(327,000)	—

Consolidated income (loss) from continuing operations	$(300,313)	$28,734	$(252,632)	$109,770

Reconciliation of segment revenue to consolidated revenue:
Media	$73,943	$86,808	$301,256	$366,312
Comparison Shopping and Search	38,054	50,401	177,145	112,706
Affiliate Marketing	31,630	32,913	121,972	115,977
Technology	7,341	6,619	28,670	23,741
Inter-segment eliminations	(877)	(1,020)	(3,237)	(2,228)

Consolidated revenue	$150,091	$175,721	$625,806	$616,508

Note 1 – On October 20, 2008, the Company announced the divestiture of two non-core businesses. The Company has presented these divested businesses as discontinued operations and restated its historical statements of operations and segment operating results to reflect this change. The information in this table excludes the divested businesses for all periods presented. A PDF file containing historical consolidated statements of operations and segment operating results information is available for download on the Investor Relations page of www.valueclick.com.